UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2022

ROSE HILL ACQUISITION CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40900	N/A
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

981 Davis Drive NW, Atlanta, GA 30327
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (607) 279 2371

Not Applicable
(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	ROSEU	Nasdaq Global Market
Class A ordinary shares, par value $0.0001 per share	ROSE	Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	ROSEW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On October 20, 2022, Rose Hill Acquisition Corporation, an exempted company incorporated with limited liability in the Cayman Islands (“Rose Hill”) and Inversiones e Inmobilaria GHC Ltda, a limited liability company organized under the laws of Chile (“Prize”) jointly issued a press release announcing the execution of a Business Combination Agreement by and among Rose Hill, Prize and Alejandro García Huidobro Empresario Individual (“AGH”), solely for purposes of Sections 2.1, 2.2, 4.4(b) and Article XI thereto (as it may be amended and/or restated from time to time, the “Business Combination Agreement”) pursuant to which, among other things, (i) Prize will cause to be incorporated under the laws of the Cayman Islands, an exempted company with limited liability to serve as “New PubCo” and an exempted company with limited liability to serve as “Merger Sub”, (ii) Prize and AGH will cause to be incorporated under the laws of Chile, a simplified stock corporation that will serve as “HoldCo” as a direct wholly owned subsidiary of Prize, (iii) following the incorporation of New PubCo, Merger Sub and HoldCo, Prize and AGH will consummate a pre-closing restructuring pursuant to which, among other things, all subsidiaries of Prize will become directly or indirectly owned by HoldCo, HoldCo will become a wholly owned subsidiary of Merger Sub, and Merger Sub will become a wholly owned subsidiary of Prize, (iv) following the pre-closing restructuring Rose Hill will be merged with and into New PubCo with New PubCo continuing as the surviving entity (the “First Merger”) and (v) subsequent to the First Merger, Merger Sub will be merged with and into New PubCo (the “Second Merger” and, together with the First Merger, the “Mergers”) with New PubCo continuing as the surviving entity (such transactions, collectively, the “Proposed Transaction”). A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

Furnished hereto as Exhibit 99.2 and incorporated by reference herein is the investor presentation dated October 2022, that Rose Hill and Prize will use with respect to the transactions contemplated by the Business Combination Agreement. Such investor presentation is provided for purposes of complying with Regulation FD only. Neither Rose Hill nor Prize reaffirms the projected financial information contained therein.

The foregoing exhibits and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01	Other Events.

The disclosure set forth above in Item 7.01 of this Current Report on Form 8-K is incorporated by reference herein.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a Proposed Transaction between Rose Hill and Prize. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the Proposed Transaction described herein, Rose Hill, Prize and/or the combined company intend to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a registration statement on Form F-4 with the SEC, which will include a document that serves as a joint prospectus and proxy statement, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all Rose Hill shareholders. Rose Hill, Prize and/or the combined company will also file other documents regarding the Proposed Transaction with the SEC. Before making any voting or investment decision, investors and security holders of Prize and Rose Hill are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Proposed Transaction as they become available because they will contain important information about the Proposed Transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Rose Hill, Prize and/or the combined company through the website maintained by the SEC at www.sec.gov.

The documents filed by Rose Hill, Prize and/or the combined company with the SEC also may be obtained free of charge upon written request to Rose Hill Acquisition Corporation, 981 Davis Drive NW, Atlanta, GA 30327 or via email at info@rosehillacq.com.

Participants in the Solicitation

Rose Hill, Prize, the combined company and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Rose Hill’s shareholders in connection with the Proposed Transaction. A list of the names of such directors and executive officers, and information regarding their interests in the business combination and their ownership of Rose Hill’s securities are, or will be, contained in Rose Hill’s filings with the SEC, and such information and names of Prize’s directors and executive officers will also be in the registration statement on Form F-4 to be filed with the SEC by Rose Hill, Prize and/or the combined company, which will include the proxy statement of Rose Hill.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Rose Hill, Prize or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Proposed Transaction between Prize and Rose Hill, including statements regarding the benefits of the Proposed Transaction, the anticipated timing of the completion of the Proposed Transaction, Prize’s plans for expansion, Prize’s ability to improve its operations across the value chain and increase its productivity and resilience to climate change, the products offered by Prize and the markets in which it operates, the expected total addressable market for the products offered by Prize, the sufficiency of the net proceeds of the Proposed Transaction to fund Prize’s operations, expansion plans and other business plans, a potential PIPE offering, Prize’s projected future results and the expected composition of the board of directors of the combined company. These forward-looking statements generally are identified by the words “believe,” “project,” “expected,” “expect,” “targeted,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plans,” “planned,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including, but not limited to: (i) the risk that the Proposed Transaction may not be completed in a timely manner or at all, which may adversely affect the price of Rose Hill’s securities; (ii) the risk that the Proposed Transaction may not be completed by Rose Hill’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Rose Hill; (iii) the failure to satisfy the conditions to the consummation of the Proposed Transaction, including the adoption of the Business Combination Agreement by the shareholders of Rose Hill and Prize, the satisfaction of the minimum trust account amount following redemptions by Rose Hill’s public shareholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third-party valuation in determining whether or not to pursue the Proposed Transaction; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (vi) the inability to complete a PIPE offering; (vii) the effect of the announcement or pendency of the Proposed Transaction on Prize’s business relationships, performance, and business generally; (viii) risks that the Proposed Transaction disrupts current plans and operations of Prize as a result; (ix) the outcome of any legal proceedings that may be instituted against Prize, Rose Hill or others related to the Business Combination Agreement or the Proposed Transaction; (x) the ability of the combined company to meet Nasdaq listing standards at or following the consummation of the Proposed Transaction; (xi) the ability to recognize the anticipated benefits of the Proposed Transaction, which may be affected by a variety of factors, including changes in the competitive and highly regulated industries in which Prize operates, variations in performance across competitors, changes in laws and regulations affecting Prize’s business and the ability of Prize and the combined company to retain its management and key employees; (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the Proposed Transaction, gauge and adapt to industry or market trends and changing consumer preferences, and identify and realize additional opportunities; (xiii) the risk of adverse or changing economic conditions, including the impact of pricing and other actions by Prize’s competitors; (xiv) the impact of governmental trade restrictions, including adverse governmental regulation that may impact Prize’s ability to access certain markets or continue to operate in certain markets; (xv) the risk that Prize and its current and future growers and retailers have access to sufficient liquidity to fund their operations; (xvi) the risk that Prize will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xvii) the risk that the combined company experiences difficulties in managing its growth and expanding operations; (xviii) the availability of sufficient labor during Prize’s peak growing and harvesting seasons; (xix) the risk of changing consumer preferences or consumer demand for products such as those offered by Prize; (xx) the impact of crop disease; (xxi) the risk that Prize is unable to secure or protect its intellectual property; (xxii) the effects of COVID-19 or other public health crises on Prize’s business and results of operations and the global economy generally; and (xxiii) costs related to the Proposed Transaction. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the registration statement on Form F-4 and proxy statement/prospectus discussed above and other documents filed or to be filed by Rose Hill, Prize and/or the combined company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Rose Hill and Prize assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Rose Hill nor Prize gives any assurance that Rose Hill, Prize or the combined company will achieve its expectations.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1*	Press Release, dated October 20, 2022
99.2*	Investor Presentation, dated October 2022
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

*	Furnished but not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROSE HILL ACQUISITION CORPORATION

Date: October 20, 2022	By:	/s/ Albert Hill IV
		Name:	Albert Hill IV
		Title:	Co-Chief Financial Officer and Director